Exhibit 10.1
SUBSCRIPTION AGREEMENT
     The undersigned (“Subscriber”), hereby subscribes for and agrees to purchase and pay for an aggregate of (a) 48,387,097 shares1 (the “Shares”) of the common stock, par value $0.001 per share (the “Common Stock”), of GeoVax Labs, Inc., an Illinois Corporation (“GeoVax”), and (b) common stock purchase warrants (the “Warrants”) to purchase an aggregate of 35,000,000 shares (the “Warrant Shares”) of the Common Stock, for aggregate consideration of SEVEN MILLION FIVE HUNDRED FIFTY THOUSAND DOLLARS ($7,500,000.00) (the “Aggregate Purchase Price”), on the terms and conditions set forth herein. The Shares, the Warrants and the Warrant Shares are sometimes collectively referred to herein as the “Securities.”
A. Subscriber shall purchase on the following dates such number of the Shares and Warrants to purchase such number of the Warrant Shares subscribed for hereunder for such portion of the Aggregate Purchase Price as follows:
1.	On August 6, 2007 (the “First Closing Date”), (a) 22,580,645 of the Shares and (b) a Warrant to purchase 18,333,333 Warrant Shares pursuant to the form of Warrant attached hereto as Exhibit A, for THREE MILLION FIVE HUNDRED FIFTY THOUSAND DOLLARS ($3,500,000.00); and

2.	On November 3, 2007 (the “Second Closing Date”), (a) 25,806,452 of the Shares and (b) a Warrant to purchase 16,666,667 Warrant Shares pursuant to the form of Warrant attached hereto as Exhibit B, for FOUR MILLION DOLLARS ($4,000,000.00).
     All payments hereunder shall be made by wire transfer of immediately available funds pursuant to GeoVax’s wire transfer instructions.
B. In order to induce GeoVax to accept this subscription, and in order to determine whether Subscriber is qualified to acquire the Securities pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (“Act”), provided by Section 4(2) of the Act or Regulation D promulgated thereunder, and pursuant to any other applicable laws regulating the offer and sale of securities in the state or states in the United States in which Subscriber is domiciled, Subscriber hereby represents, warrants and certifies that:
1.	Subscriber has been fully informed to its complete satisfaction concerning the organization aspects, business, limited current operations, finances, and all other matters relating to GeoVax which it consider significant for the purpose of making an investment decision with respect to the Securities. In particular, Subscriber has examined GeoVax’s most recent annual report on Form 10-K and its most recent quarterly filings on Form 10-Q. Subscriber has been offered the opportunity to discuss GeoVax and its affairs with members of GeoVax’s management, to review such documents and records as it considers appropriate, and has received all

[1]	Based upon a per share purchase price equal to the lesser of (a) $0.155 per share and (b) 70% of the closing market price per share on August 6, 2007.

information, which it has requested with respect to GeoVax. Subscriber is aware of the present concentrated stock holdings of GeoVax.

2.	Subscriber is fully aware of all of the risks involved in purchasing the Securities.

3.	Subscriber is aware that there will be limited liquidity in an investment in GeoVax Securities.

4.	Subscriber is aware that the Securities do not carry preemptive rights or cumulative voting.

5.	Subscriber is aware that there can be no assurance that GeoVax will be profitable in the future.

6.	Subscriber is also aware that GeoVax will be in need of additional funds in order to attempt to fulfill its business plans and there is no assurance that it will be able to obtain such funds.

7.	Subscriber understands that there is only a limited market for GeoVax’s Securities and that there can be no assurance that an active market will develop in the future.

8.	Subscriber understands that the Securities have not been registered nor have they been registered or qualified under the applicable securities laws of any state in the United States, and are being issued in reliance upon the truth and accuracy of the representations made herein with respect to Subscriber’s investment intent and suitability as an investor. Subscriber hereby certifies that it is purchasing the Securities for investment for its own account, with no present intention of making any sale, transfer or distribution of them. Subscriber understands that the Securities may not be sold or transferred without registration under the Act, or qualification or registration under the applicable state securities laws, unless there is an exemption from such registration or qualification then available. Subscriber consents to having a legend on the certificates representing the Securities to that effect. Subscriber is aware that the Shares and the Warrant Shares will carry certain limited registration rights.

9.	Subscriber is a sophisticated investor with substantial experience in securities of speculative businesses. Subscriber is able to judge the suitability of this investment for Subscriber and the risks involved, and understands that the Securities will be unmarketable for an indefinite period of time, and that if GeoVax is not successful, all or a substantial part of Subscriber’s investment could be lost. Subscriber further certifies that its net worth or annual income is such that the loss of Subscriber’s entire investment, or its unavailability, will not result in serious financial harm or determent to Subscriber.

10.	Subscriber is aware that GeoVax may sell the Securities to Subscriber only if Subscriber qualifies according to the express standards stated herein. If the Securities are purchased in a fiduciary capacity, the person or persons for whom the purchase is made meet the standards set forth herein and the representation and warranties shall be deemed to have been on behalf of the person or persons for whom Subscriber is so purchasing. Subscriber represents and warrants that it meets the following investors standards:
11.1	Subscriber and its representatives have been afforded access to such information concerning GeoVax and about the proposed operations of GeoVax as have been requested by Subscriber or them and that such materials were sufficient to enable Subscriber to arrive at a reasoned investment decision with respect to an investment in the Securities.

11.2	Subscriber meets one of the standards as an “Accredited Investor”, as such term is defined in Rule 501(a) of Regulation D.
12.	On the terms and subject to the conditions of this paragraph 12, Subscriber shall have the limited right to register the Shares and the Warrant Shares as described herein. For purposes of this discussion, the term “Holders” includes those shareholders that have purchased shares of GeoVax Common Stock under a Subscription Agreement having terms substantially identical to the terms of this Subscription Agreement.
12.1	“Piggyback” Registration Rights. Holders shall have the right to register the Registrable Securities under the Act in connection with future underwritten public offerings of shares of GeoVax Common Stock. The term “Registrable Securities” means: (i) the Shares issued in connection with this Subscription Agreement; (ii) the Warrant Shares underlying the Warrants issued in connection with this Subscription Agreement; and (iii) any other securities of GeoVax issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such securities referenced in (i) and (ii) immediately above, excluding in all cases, however, any Registrable Securities sold in any public offering pursuant to a registration or an exemption from registration.

On the terms and subject to the conditions stated herein, each time GeoVax shall determine to file a registration statement under the Act in connection with the proposed offer and sale for money of any of its shares of Common Stock in an underwritten public distribution by it (other than (i) a registration statement relating solely to employee stock option or purchase plans, or (ii) a registration statement on Form S-4 relating solely to Rule 145 under the Act), GeoVax shall give written notice of its determination to Holders; provided, however, that GeoVax shall have no such obligation if the managing underwriter of the subject proposed offering objects in a writing addressed to GeoVax to the inclusion of any Registrable Securities in the subject registration statement or offering.

Under Holders’ written request, which must have been received by GeoVax within 20 days after any such notice from GeoVax, GeoVax shall use its best efforts to cause all such Registrable Securities of which Holders have requested registration to be included in such registration statement and in any necessary registration, qualification or other filing under the applicable state securities or blue sky laws, all to the extent required to permit the sale or other disposition to be made of the Registrable Securities to be so registered. In the event that the aggregate number of Registrable Securities requested by the Holders to be registered in any underwritten public distribution (the “Piggyback Shares”) exceeds twenty percent (20%) of the aggregate number of shares of GeoVax Common Stock being registered in such underwritten public distribution, then the aggregate number of the Piggyback Shares to be registered and included in such public distribution shall be reduced pro rata among the Holders of the Piggyback Shares to twenty percent (20%) of the aggregate number of shares being registered in such underwritten public distribution.
All Holders proposing to distribute their Registrable Securities through an underwriting pursuant to this paragraph 12 shall (together with GeoVax and any other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for underwriting by GeoVax. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to GeoVax and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall not be withdrawn from such registration except at the election of the Holder.
Holders shall cooperate with GeoVax, execute any documents, instrument and agreements, and take any further actions reasonably necessary to effect such registrations, qualifications or other filings, and the public offering in connection therewith shall be paid by GeoVax; provided, however, that Holders of the Piggyback Shares participating in any such registration shall bear their pro rata share of the underwriting fees, discounts and commissions. Holders shall not sell or otherwise transfer any shares of GeoVax Common Stock held by them which are not included in the underwritten public offering for a period commencing on the date of the commencement of the public offering, and ending on the earlier of the date of termination of the public offering or 90 days from the commencement of the public offering.
Notwithstanding any contrary provision of this paragraph 12, GeoVax shall not be required to effect any registrations under the 1933 Act or under any state securities laws on behalf of any Holder or Holders if, in the opinion of counsel for GeoVax, the offering or transfer by such Holder or Holders in the manner proposed (including, without limitation, the number of shares proposed to be offered or transferred and the method of offering or transfer) is exempt from the registration requirements of the 1933 Act and the securities laws of applicable states.
12.2	Termination of Piggyback Registration Rights. The piggyback registration rights under this paragraph 12 are not transferable or assignable and shall terminate on the first anniversary of the date of the issuance of the Registrable Securities to the undersigned Holder.

12.3	Expenses of Registration. All expenses incurred in connection with any registration shall be borne by GeoVax; provided, however, GeoVax shall not be required to pay any fees of Holders’ legal counsel or any underwriter fees, discounts or commissions.

12.4	No Assurance of State Registration. There can be no assurance that the state in which a Holder resides will permit the registration of the Registrable Securities within such state. Accordingly, even if the Shares and Warrant Shares are subsequently registered under federal securities laws, of which there can be no assurance, there can be no assurance that the Shares and Warrant Shares can be registered under applicable sate law due to merit or other requirements. Accordingly, there can be no assurance that a Holder will be able to have its Shares and Warrant Shares registered in its state of domicile or residence, as applicable. In such event, a Holder would continue to own restricted securities under the state securities law.
13.	Subscriber further represents and warrants that:
13.1	Considering all facts in Subscriber’s financial circumstances (including, but not limited to requirements for current income) Subscriber is able to bear the economic risk of an investment in the Securities, including a loss of its entire investment.

13.2	Subscriber is purchasing the Securities for its own account for personal investment purposes only and with no view to or any present intention, agreement or agreements for the distribution, transfer, assignment, resale, subdivision or hypothecation thereof, and Subscriber understands that in any event such Securities will be subject to restrictions against any such transferability in the absence of registration under the Act.
14.	Subscriber has the full power and authority to execute and deliver this Subscription Agreement and to perform its obligations hereunder and this Subscription Agreement is a legally binding obligation of Subscriber in accordance with its terms.
C. Subscriber’s obligations hereunder are subject to the satisfaction (or waiver in Subscriber’s sole discretion) of the following conditions:
1.	GeoVax shall have established a financial public and investor relations budget acceptable to Subscriber as per Item 2 below.

2.	GeoVax shall have engaged an investor relations consultant acceptable to Subscriber for a period of not less than one year, and shall have agreed to retain Financial Relations Board or another public relations firm mutually acceptable to Subscriber and GeoVax. The total annual budget required by this provision for engaging the aforemented consultant and public relations firm shall not exceed $240,000,.

D. GeoVax’s obligations hereunder are subject to it having a sufficient number of duly authorized and unreserved shares of its Common Stock on the First Closing Date and the Second Closing Date for issuance of the number of Shares and Warrant Shares underlying the Warrants to be issued hereunder on each of such closing dates.
Dated: July 30, 2007

Very truly yours, PURE Capital, LLC
By:	/s/ Paul Benson
	Name:	Paul Benson
	Title:	Managing Partner

Agreed to and Accepted:
GeoVax Labs, Inc.

By:	/s/ Donald Hildebrand Donald Hildebrand, CEO

EXHIBIT A
FORM OF AUGUST 6, 2007 WARRANT

THIS WARRANT AND THE SECURITIES UNDERLYING THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR UNDER APPLICABLE STATE SECURITIES LAWS. THE WARRANT HAS BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT, AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE TRANSFERRED OR DISPOSED OF WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE 1933 ACT, THE RULES AND REGULATIONS THEREUNDER, OR APPLICABLE STATE SECURITIES LAWS. IN CONNECTION WITH COMPLIANCE WITH THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS, NO TRANSFER OF THIS WARRANT OR THE SECURITIES UNDERLYING THIS WARRANT SHALL BE MADE UNLESS THE CONDITIONS SPECIFIED HEREIN ARE SATISFIED.

No. ___	Shares: 18,333,333
GEOVAX LABS, INC.
COMMON STOCK PURCHASE WARRANT
This is to certify that, for value received, PURE Capital, LLC (“Holder”) is entitled to purchase, subject to the provisions of this Common Stock Purchase Warrant (“Warrant”), from GEOVAX LABS, INC., a corporation duly organized and existing under the laws of the State of Illinois (the “Company”), 18,333,333 shares of $0.001 par value per share common stock of the Company (“Shares”), at a price of U.S. $0.33 per Share, during the period commencing August 6, 2007, and terminating on August 5, 2010, at 5:00 P.M. New York Time. This Warrant is not redeemable by the Company. The number of Shares to be received upon the exercise of this Warrant and the price to be paid for a Share may be adjusted from time to time as hereinafter set forth. The exercise price of a Share in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as “Exercise Price.”
(A) EXERCISE OF WARRANT. Subject to the provisions of Section (G) hereof, this Warrant may be exercised in whole or in part at any time or from time to time on or after August

6, 2007 and until August 5, 2010, or, if either such day is a day on which banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the subscription in the form of attached as Exhibit I (“Subscription”) duly executed and accompanied by payment of the Exercise Price for the number of Shares specified in such Subscription. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the warrant agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Shares issuable upon such exercise, provided, however, that if at the date of surrender of such Warrants and payment of such Exercise Price, the transfer books for the Shares shall be closed, the certificates for the Shares, or other securities in respect of which such Warrants are then exercised, shall be issuable as of the date on which such books shall next be opened and until such date the Company shall be under no duty to deliver any certificate for such Shares or such other securities and the Holder shall not be deemed to have become a holder of record of such shares or the owner of any such other securities.
(B) RESERVATION OF SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of Shares as shall be required for issuance and delivery upon exercise of this Warrant. This Warrant is not redeemable by the Company.

(C) FRACTIONAL SHARES. The Company shall not be required to issue fractions of Shares on the exercise of Warrants. If any fraction of a Share would, except for the provisions of this Section, be issuable on the exercise of any Warrant, the Company will: (1) if the fraction of a Share otherwise issuable is equal to or less than one half, round down and issue to the Holder only the largest whole number of Shares to which the Holder is otherwise entitled; or (2) if the fraction of a Share otherwise issuable is greater than one-half, round-up and issue to the Holder one additional Share in addition to the largest whole number of Shares to which the Holder is otherwise entitled.
(D) EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its warrant agent, if any, for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of Shares purchasable hereunder. Subject to the provisions of Section (G), upon surrender of this Warrant to the Company or at the office of its warrant agent, if any, with the assignment in the form attached as Exhibit II (“Assignment”) duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its warrant agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term “Warrant” as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of such indemnification as the Company may in its discretion impose, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Within thirty days following the effective date of any registration statement pursuant to which the Warrants are registered, the Company shall execute a warrant agreement and appoint a warrant agent, and such warrant agent shall, upon presentment of the within warrant and at no expense to the Holder, reissue the Warrants in traceable certificated form, substantially in the form hereof.
(E) RIGHTS OF THE HOLDER. The Holder shall not be entitled, by virtue hereof, to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.
(F) ANTI-DILUTION PROVISIONS. The Exercise Price and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time as hereinafter provided:
(1) In case the Company shall issue Shares as a dividend upon Shares or in payment of a dividend thereon, or shall subdivide the number of outstanding Shares into a greater number of shares or shall contract the number of outstanding Shares into a lesser number of shares, the Exercise Price then in effect shall be adjusted, effective at the close of business on the record date for the determination of shareholders entitled to receive the same, to the price (computed to the nearest cent) determined by dividing: (a) the product obtained by multiplying the Exercise Price in effect immediately prior to the close of business on such record date by the number of

Shares outstanding prior to such dividend, subdivision or contraction; by (b) the sum of the number of Shares outstanding immediately after such dividend, subdivision, or contraction.
(2) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Holder of each Warrant shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in the Warrant and in lieu of the Shares of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented by such Warrant, such Shares, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented by such Warrant had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interest of the Holder to the end that the provisions of the Warrant (including, without limitation, provisions for adjustment of the Exercise Price and of the number of Shares issuable upon the exercise of Warrants) shall thereafter be applicable as nearly as may be practicable in relation to any shares of stock, securities, or assets thereafter deliverable upon exercise of Warrants. The Company shall not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

(3) Upon each adjustment of the Exercise Price pursuant to this Section (F), the number of shares of Common Stock specified in each Warrant shall thereupon evidence the right to purchase that number of shares of Common Stock (calculated to the nearest hundredth of a share of Common Stock) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable immediately by the Exercise Price in effect after such adjustment.
(4) Irrespective of any adjustment of the number or kind of securities issuable upon exercise of Warrants or the Exercise Price, Warrants theretofore or thereafter issued may continue to express the same number of Shares and Exercise Price as are stated in similar Warrants previously issued.
(5) The Company may, at its sole option, retain the independent public accounting firm regularly retained by the Company, or another firm of independent public accountants of recognized standing selected by the Company’s Board of Directors, to make any computation required under this Section (F) and a certificate signed by such firm shall be conclusive evidence of any computation made under this Section (F).
(6) Whenever there is an adjustment in the Exercise Price or in the number or kind of securities issuable upon exercise of the Warrants, or both, as provided in this Section (F), the Company shall: (i) promptly file in the custody of its Secretary or Assistant Secretary a certificate signed by the Chairman of the Board or the President or a Vice President of the Company and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, showing in detail the facts requiring such adjustment and the number and kind of securities issuable upon exercise of each Warrant after such adjustment; and (ii) cause a notice stating that such adjustment has been effected and stating the Exercise Price then in effect and the number and kind of securities issuable upon exercise of each Warrant to be sent to each registered holder of Warrant.
(7) In addition to the adjustments otherwise set forth in this Section (F), the Company, in its sole discretion, may reduce the Exercise Price or extend the expiration date of the Warrant.
(8) The Exercise Price and the number of Shares issuable upon exercise of a Warrant shall be adjusted in the manner and only upon the occurrence of the events heretofore specifically referred to in this Section (F).
(G) TRANSFER TO COMPLY WITH THE 1933 ACT AND OTHER APPLICABLE SECURITIES LAWS. This Warrant or the Shares issuable upon exercise of this Warrant, or any other security issued or issuable upon exercise of this Warrant, may not be transferred, assigned, pledged, sold or otherwise disposed of unless Holder provides the Company with an opinion of counsel satisfactory to the Company in form satisfactory to the Company (together with such other representations and warranties as the Company may request) that this Warrant or the Shares issued or issuable upon exercise of this Warrant may be legally transferred without violating the 1933 Act and any other applicable securities law and then only against receipt of an agreement of the transferee (in form and substance satisfactory to the Company) to comply with the provisions of this Section (G) with respect to any resale or other disposition of such securities.
(H) SURVIVAL. All agreements, covenants, representations and warranties herein shall survive the execution and delivery of this Warrant and any investigation at any time made by or on behalf of any parties hereto and the exercise and purchase of this Warrant.

(I) AMENDMENTS; WAIVERS; TERMINATIONS; GOVERNING LAW; HEADINGS. This Warrant and any terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and construed and interpreted in accordance with the laws of the State of Georgia. The headings in this Warrant are for convenience of reference only and are not part of this Warrant.
(J) REGISTRATION RIGHTS. The undersigned Holder shall have piggyback registration rights as set forth in paragraph B 12 of that certain Subscription Agreement by and between the Company and the undersigned Holder dated August 6, 2007.
     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name and on its behalf and its corporate seal to be affixed hereon by its duly authorized officers.

GEOVAX LABS, INC.

Dated:

By:

Attest:

EXHIBIT I
Subscription Form
(To be executed only upon exercise of Warrant)
     The undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases                      Shares of GeoVax Labs, Inc., purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the Shares hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of                                          and delivered to                                         whose address is                                                                and, if such Shares shall not include all of the Shares issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the Shares issuable thereunder to be delivered to the undersigned.

Dated:

(Name)

(Street Address)

(City) (State) (Zip Code)

EXHIBIT II
Assignment Form
     FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of Shares set forth below;

Name and Address of Assignee	No. of Shares:

and does hereby irrevocably constitute and appoint                                                                , as attorney, to resister such transfer on the books of GeoVax Labs, Inc., maintained for the purpose, with full power of substitution in the premises.

Dated:

Signature:

Witness:

Notice: The signature to this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.
          The signature to this assignment must be guaranteed by a bank or trust company having an office or correspondent in New York, New York, or by a firm having membership on the New York Stock Exchange.

EXHIBIT B
FORM OF NOVEMBER 5, 2007 WARRANT
THIS WARRANT AND THE SECURITIES UNDERLYING THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR UNDER APPLICABLE STATE SECURITIES LAWS. THE WARRANT HAS BEEN TAKEN BY THE REGISTERED OWNER FOR INVESTMENT, AND WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE TRANSFERRED OR DISPOSED OF WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH TRANSFER OR DISPOSITION DOES NOT VIOLATE THE 1933 ACT, THE RULES AND REGULATIONS THEREUNDER, OR APPLICABLE STATE SECURITIES LAWS. IN CONNECTION WITH COMPLIANCE WITH THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS, NO TRANSFER OF THIS WARRANT OR THE SECURITIES UNDERLYING THIS WARRANT SHALL BE MADE UNLESS THE CONDITIONS SPECIFIED HEREIN ARE SATISFIED.

No. ___	Shares: 16,666,667

GEOVAX LABS, INC.
COMMON STOCK PURCHASE WARRANT
This is to certify that, for value received, PURE Capital, LLC (“Holder”) is entitled to purchase, subject to the provisions of this Common Stock Purchase Warrant (“Warrant”), from GEOVAX LABS, INC., a corporation duly organized and existing under the laws of the State of Illinois (the “Company”), 16,666,667 shares of $0.001 par value per share common stock of the Company (“Shares”), at a price of U.S. $___[insert an amount equal to the closing market price on November 2, 2007] per Share, during the period commencing November 5, 2007, and terminating on November 4, 2010, at 5:00 P.M. New York Time. This Warrant is not redeemable by the Company. The number of Shares to be received upon the exercise of this Warrant and the price to be paid for a Share may be adjusted from time to time as hereinafter set forth. The exercise price of a Share in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as “Exercise Price.”

(A) EXERCISE OF WARRANT. Subject to the provisions of Section (G) hereof, this Warrant may be exercised in whole or in part at any time or from time to time on or after November 5, 2007 and until November 4, 2010, or, if either such day is a day on which banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the subscription in the form of attached as Exhibit I (“Subscription”) duly executed and accompanied by payment of the Exercise Price for the number of Shares specified in such Subscription. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the warrant agent of the Company at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the Shares issuable upon such exercise, provided, however, that if at the date of surrender of such Warrants and payment of such Exercise Price, the transfer books for the Shares shall be closed, the certificates for the Shares, or other securities in respect of which such Warrants are then exercised, shall be issuable as of the date on which such books shall next be opened and until such date the Company shall be under no duty to deliver any certificate for such Shares or such other securities and the Holder shall not be deemed to have become a holder of record of such shares or the owner of any such other securities.
(B) RESERVATION OF SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of Shares as shall be required for issuance and delivery upon exercise of this Warrant. This Warrant is not redeemable by the Company.

(C) FRACTIONAL SHARES. The Company shall not be required to issue fractions of Shares on the exercise of Warrants. If any fraction of a Share would, except for the provisions of this Section, be issuable on the exercise of any Warrant, the Company will: (1) if the fraction of a Share otherwise issuable is equal to or less than one half, round down and issue to the Holder only the largest whole number of Shares to which the Holder is otherwise entitled; or (2) if the fraction of a Share otherwise issuable is greater than one-half, round-up and issue to the Holder one additional Share in addition to the largest whole number of Shares to which the Holder is otherwise entitled.
(D) EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its warrant agent, if any, for other Warrants of different denominations entitling the Holder thereof to purchase in the aggregate the same number of Shares purchasable hereunder. Subject to the provisions of Section (G), upon surrender of this Warrant to the Company or at the office of its warrant agent, if any, with the assignment in the form attached as Exhibit II (“Assignment”) duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its warrant agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term “Warrant” as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of such indemnification as the Company may in its discretion impose, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Within thirty days following the effective date of any registration statement pursuant to which the Warrants are registered, the Company shall execute a warrant agreement and appoint a warrant agent, and such warrant agent shall, upon presentment of the within warrant and at no expense to the Holder, reissue the Warrants in traceable certificated form, substantially in the form hereof.
(E) RIGHTS OF THE HOLDER. The Holder shall not be entitled, by virtue hereof, to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.
(F) ANTI-DILUTION PROVISIONS. The Exercise Price and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time as hereinafter provided:
(1) In case the Company shall issue Shares as a dividend upon Shares or in payment of a dividend thereon, or shall subdivide the number of outstanding Shares into a greater number of shares or shall contract the number of outstanding Shares into a lesser number of shares, the Exercise Price then in effect shall be adjusted, effective at the close of business on the record date for the determination of shareholders entitled to receive the same, to the price (computed to the nearest cent) determined by dividing: (a) the product obtained by multiplying the Exercise

Price in effect immediately prior to the close of business on such record date by the number of Shares outstanding prior to such dividend, subdivision or contraction; by (b) the sum of the number of Shares outstanding immediately after such dividend, subdivision, or contraction.
(2) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Holder of each Warrant shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in the Warrant and in lieu of the Shares of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented by such Warrant, such Shares, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented by such Warrant had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interest of the Holder to the end that the provisions of the Warrant (including, without limitation, provisions for adjustment of the Exercise Price and of the number of Shares issuable upon the exercise of Warrants) shall thereafter be applicable as nearly as may be practicable in relation to any shares of stock, securities, or assets thereafter deliverable upon exercise of Warrants. The Company shall not effect any such consolidation, merger or sale unless prior to or simultaneously with the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.
(3) Upon each adjustment of the Exercise Price pursuant to this Section (F), the number of shares of Common Stock specified in each Warrant shall thereupon evidence the right to purchase that number of shares of Common Stock (calculated to the nearest hundredth of a share of Common Stock) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable immediately by the Exercise Price in effect after such adjustment.
(4) Irrespective of any adjustment of the number or kind of securities issuable upon exercise of Warrants or the Exercise Price, Warrants theretofore or thereafter issued may continue to express the same number of Shares and Exercise Price as are stated in similar Warrants previously issued.
(5) The Company may, at its sole option, retain the independent public accounting firm regularly retained by the Company, or another firm of independent public accountants of recognized standing selected by the Company’s Board of Directors, to make any computation required under this Section (F) and a certificate signed by such firm shall be conclusive evidence of any computation made under this Section (F).
(6) Whenever there is an adjustment in the Exercise Price or in the number or kind of securities issuable upon exercise of the Warrants, or both, as provided in this Section (F), the Company shall: (i) promptly file in the custody of its Secretary or Assistant Secretary a certificate signed by the Chairman of the Board or the President or a Vice President of the Company and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, showing in detail the facts requiring such adjustment and the number and kind of securities issuable upon exercise of each Warrant after such adjustment; and (ii) cause a notice stating that such adjustment has been effected and stating the Exercise Price then in effect and the number and kind of securities issuable upon exercise of each Warrant to be sent to each registered holder of Warrant.
(7) In addition to the adjustments otherwise set forth in this Section (F), the Company, in its sole discretion, may reduce the Exercise Price or extend the expiration date of the Warrant.
(8) The Exercise Price and the number of Shares issuable upon exercise of a Warrant shall be adjusted in the manner and only upon the occurrence of the events heretofore specifically referred to in this Section (F).
(G) TRANSFER TO COMPLY WITH THE 1933 ACT AND OTHER APPLICABLE SECURITIES LAWS. This Warrant or the Shares issuable upon exercise of this Warrant, or any other security issued or issuable upon exercise of this Warrant, may not be transferred, assigned, pledged, sold or otherwise disposed of unless Holder provides the Company with an opinion of counsel satisfactory to the Company in form satisfactory to the Company (together with such other representations and warranties as the Company may request) that this Warrant or the Shares issued or issuable upon exercise of this Warrant may be legally transferred without violating the 1933 Act and any other applicable securities law and then only against receipt of an agreement of the transferee (in form and substance satisfactory to the Company) to comply with the provisions of this Section (G) with respect to any resale or other disposition of such securities.

(H) SURVIVAL. All agreements, covenants, representations and warranties herein shall survive the execution and delivery of this Warrant and any investigation at any time made by or on behalf of any parties hereto and the exercise and purchase of this Warrant.
(I) AMENDMENTS; WAIVERS; TERMINATIONS; GOVERNING LAW; HEADINGS. This Warrant and any terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and construed and interpreted in accordance with the laws of the State of Georgia. The headings in this Warrant are for convenience of reference only and are not part of this Warrant.
(J) REGISTRATION RIGHTS. The undersigned Holder shall have piggyback registration rights as set forth in paragraph B 12 of that certain Subscription Agreement by and between the Company and the undersigned Holder dated August 6, 2007.
     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name and on its behalf and its corporate seal to be affixed hereon by its duly authorized officers.

GEOVAX LABS, INC.

Dated:

By:

Attest:

EXHIBIT I
Subscription Form
(To be executed only upon exercise of Warrant)
     The undersigned registered owner of this Warrant irrevocably exercises this Warrant for and purchases                      Shares of GeoVax Labs, Inc., purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant and requests that certificates for the Shares hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of                                          and delivered to                                          whose address is                                                               and, if such Shares shall not include all of the Shares issuable as provided in this Warrant, that a new Warrant of like tenor and date for the balance of the Shares issuable thereunder to be delivered to the undersigned.

Dated:

(Name)

(Street Address)

(City) (State) (Zip Code)

EXHIBIT II
Assignment Form
     FOR VALUE RECEIVED the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of Shares set forth below;

Name and Address of Assignee	No. of Shares:

and does hereby irrevocably constitute and appoint                                                                                  , as attorney, to resister such transfer on the books of GeoVax Labs, Inc., maintained for the purpose, with full power of substitution in the premises.

Dated:

Signature:

Witness:

Notice: The signature to this assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.
The signature to this assignment must be guaranteed by a bank or trust company having an office or correspondent in New York, New York, or by a firm having membership on the New York Stock Exchange.

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